Exhibit 99.1

Q3 2006 Earnings Release to PRN

DIGITAL INSIGHT REPORTS 16% INCREASE IN THIRD QUARTER REVENUE

7% SEQUENTIAL GROWTH IN BILL PAYERS, NON-CASH IMPAIRMENT CHARGE RELATED TO LENDING GOODWILL

CALABASAS, Calif. (October 25, 2006) - Digital Insight Corp.® (Nasdaq: DGIN) (www.digitalinsight.com), the leading on-demand banking provider, today announced financial results for its third quarter ended September 30, 2006.

Revenues for the third quarter increased 16% to $61.9 million from $53.2 million for the third quarter ended September 30, 2005. Under Generally Accepted Accounting Principles (GAAP), the Company recorded a net loss in the third quarter equivalent to $0.76 per share. Third quarter GAAP results include stock-based compensation expense required by FAS 123(R) and a non-cash impairment charge of $32.0 million to reduce the carrying value of goodwill related to the Company’s lending operations (originally acquired by Digital Insight in July 2000). For the third quarter ended September 30, 2005, and prior to the Company’s adoption of FAS 123(R), GAAP earnings per diluted share were $0.19.

On a non-GAAP basis, excluding amortization of intangible assets from acquisitions, impairment charges to reduce the carrying value of goodwill from prior acquisitions, stock-based compensation expense recorded under FAS 123(R), and restructuring costs, net of tax, non-GAAP net income per share in the third quarter increased 22% to $0.28 per diluted share from non-GAAP net income per share of $0.23 per diluted share for the third quarter of 2005. A reconciliation of non-GAAP results to GAAP results is provided as part of this press release.

Cash Flow, Balance Sheet and Share Repurchase Highlights

The Company generated $21.6 million in cash flow from operations during the third quarter and continued to utilize its free cash flow to repurchase stock. In total, Digital Insight repurchased approximately 1.1 million common shares during the third quarter at an average cost of $27.19 per share. At September 30, 2006, the Company had cash and investment balances of $93.9 million and no long-term debt.

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Digital Insight Corporation

Digital Insight Chairman, President and CEO Jeff Stiefler commented, “We delivered a very solid quarter, highlighted by 16% top-line growth and 7% sequential growth in bill pay users. Our net growth of 110,000 bill payers is significantly improved from the unexpected slowdown experienced throughout the industry last quarter. Considering that the online bill pay channel, in aggregate, is expected to double its market share as a percentage of total consumer bill payment transactions by 2010*, we have a great deal of profitable growth ahead in simply driving higher bill pay adoption among our large customer base.”

*Data Source: Aite Group, 2006

“We also continue to demonstrate progress executing the other two drivers of our growth strategy – expanding distribution and broadening our product portfolio,” Stiefler continued. “During the quarter, Goldleaf Financial Solutions named Digital Insight as its exclusively-endorsed online banking vendor for Goldleaf’s 2,500 financial institution clients — adding to our extensive set of core processor partnerships. New product initiatives also remain encouraging, including a successful product launch and a record 24 new contracts signed during the third quarter for our online account open and fund application offered in partnership with a technology vendor.”

“Results within our two smaller segments followed a similar pattern experienced in recent quarters,” Stiefler continued. “Continued underperformance in our Lending business, which represents 4% of total revenue, led to a non-cash impairment charge related to the lending segment’s intangible assets during the third quarter. We are evaluating strategic and operating alternatives for this smaller business, towards a goal of eliminating its negative impact on our operating profitability and management resources in 2007. Meanwhile, Business Banking results remained strong, driven by rapid growth in business end users and continuing success executing our operating initiatives in the Corporate Banking organization that serves larger financial institutions.”

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Digital Insight Corporation

Financial Guidance

The Company increased its full year 2006 guidance for revenues and non-GAAP EPS to reflect its better-than-expected results in the third quarter, and reduced its GAAP EPS outlook for the full year 2006 to reflect the impairment charge recorded during the third quarter. The Company also provided initial guidance for the fourth quarter of 2006 and the full year 2007.

“We remain encouraged about our outlook for profitable revenue growth and continuing expansion of our operating margins in 2007,” concluded Stiefler.

2006 Business Outlook

Fourth Quarter 2006

	Guidance	Prior Guidance

Revenues	$63.4 - $64.0 million	N / A

Non-GAAP diluted EPS[1]	$0.28 - $0.29 per share	N / A

GAAP diluted EPS	$0.21 - $0.22 per share	N / A

Full Year 2006

	Guidance	Prior Guidance

Revenues	$244.9 - $245.5 million	$243 - $245 million

Non-GAAP diluted EPS[1]	$1.07 - $1.08 per share	$1.05 to $1.07 per share

GAAP diluted EPS	($0.16) – ($0.15) per share	$0.75 to $0.77 per share

[1]	Non-GAAP EPS excludes certain charges included in GAAP results including: amortization of acquisition-related intangible assets of approximately $0.01 per diluted share in the fourth quarter and $0.06 for the full year 2006; amortization of stock-based compensation of approximately $0.04 to $0.06 per diluted share in the fourth quarter and approximately $0.20 to $0.22 per diluted share for the full year 2006; restructuring costs of $0.02 per diluted share for the full year 2006; and an impairment charge of approximately $0.93 per diluted share for the full year 2006.

Full Year 2007

Segment Revenues	Guidance	Growth vs Expected ’06 Results

Internet Banking Segment	————	13% to 14%

Business Banking Segment[1]	————	(-5% to 0%)[1]

Lending Segment	————	(-5% to 0%)

Total Revenues	$270 – $274 million	10% to 12%

Non-GAAP diluted EPS[2]	$1.29 – $1.31 per share	20% to 22%

GAAP diluted EPS	$0.99 – $1.03 per share	N / A

[1]	The Company expects Business Banking hosted end users (that generate monthly recurring revenues) and operating profitability for the segment to increase at an attractive rate in 2007. Digital Insight’s progress in migrating many of its larger bank clients to a newly-developed common software code now allows the Company to be increasingly selective in contracting professional services projects. Since increasing operating profitability within the segment is the primary goal, the Company expects to pursue fewer professional services contracts in 2007 resulting in reduced lower-margin revenue from non-recurring projects.

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Digital Insight Corporation

[2]	Non-GAAP EPS excludes certain charges included in GAAP results including amortization of acquisition-related intangible assets of approximately $0.04 for the full year 2007 and amortization of stock-based compensation of approximately $0.24 to $0.26 per diluted share for the full year 2007.

Reconciliation of Non-GAAP to GAAP Results and GAAP Outlook

The Company provides non-GAAP operating results as a supplement to its GAAP financial results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess, on a consistent basis, the Company’s core operating performance, exclusive of items management believes are not reflective of day-to-day operations of the Company. Management uses such non-GAAP financial measures to evaluate financial results and to establish operational goals. These non-GAAP financial measures should be considered a supplement to, and not as a substitute for, financial measures prepared in accordance with GAAP.

The Company’s non-GAAP financial measures referenced in this press release exclude the following charges, net of any related tax impact, from the Company’s statements of operations:

•	Non-cash charges related to amortization of acquisition-related intangible assets

•	Non-cash charges related to impairment of goodwill from prior acquisitions

•	Non-cash charges related to stock-based compensation expense

•	Restructuring-related charges

A detailed calculation of non-GAAP net income and non-GAAP net income per share is included in the attached reconciliation of GAAP net income to non-GAAP net income. The GAAP net income and GAAP net income per share information is included in the attached consolidated statement of operations.

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Digital Insight Corporation

Q3 2006 Investor Webcast

Digital Insight will host a live webcast of its Third Quarter Investor Conference Call today at 5:00 p.m. EDT. To access the webcast, visit Digital Insight’s Web site located at www.digitalinsight.com, enter the Investor Relations section and click on the webcast icon.

Q3 2006 Telephone Replay

A telephone replay of the conference call will also be available for one week after the live call by calling (888) 203-1112 (or 719/457-0820 outside the U.S.), and entering the reservation number, 4012636.

About Digital Insight

Digital Insight® Corporation (NASDAQ: DGIN) is the leading provider of on-demand banking services to mid-market banks and credit unions in the United States. The Company’s extensive portfolio of on-demand applications are hosted in its world-class data center and securely delivered via the Internet. Outsourcing the management of online banking services to Digital Insight empowers financial institutions to generate new sources of revenue, increase customer retention and realize increased cost efficiencies. For more information, visit www.digitalinsight.com.

As of September 30, 2006, Digital Insight applications served more than 1,750 financial institutions, 7.0 million consumer end users and 115,000 business end users.

Safe Harbor Statement under the Private Litigation Reform Act of 1995

This release discusses the following topics which contain forward-looking statements: guidance on anticipated results of operations in the fourth quarter of 2006 and for all of 2006 and 2007; expectation relating to future revenue and net income; the ability of the Company’s cash position and cash flows to provide sufficient investment capital for the Company’s growth objectives and share repurchases; expectation of growth in Internet banking and bill payment end users; and other statements relating to future results and growth prospects including anticipated revenues from strategic alliances. Such forward-looking statements are based on assumptions and are subject to inherent risks and uncertainties. Important factors which could cause actual results to differ materially from those in the forward-looking statements include the possibility that actual results of operations may fall short of the guidance provided herein, risk of a major security breach to the Company’s system, market risks associated with the stock repurchase program, revenue shortfalls or product implementation delays, as well as other risk factors detailed in Digital Insight’s latest annual report on Form 10-K and other reports filed with the SEC. Digital Insight assumes no obligation and does not intend to update any such forward-looking statements.

CONTACTS:

CORPORATE COMMUNICATIONS	INVESTOR RELATIONS

Tobin Lee	Erik Randerson, CFA
Corporate Communications	Investor Relations
Digital Insight	Digital Insight
(818) 878-6048	(818) 878-6615

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Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues	$61,943	$53,241	$181,455	$157,312

Costs and operating expenses
Cost of revenues (1)	26,858	22,145	79,377	66,681
Sales, general and administrative (1)	15,700	12,605	44,963	38,787
Research and development (1)	8,408	6,127	22,873	17,169
Amortization of acquisition-related intangible assets	897	2,025	2,931	6,075
Goodwill impairment	31,982	—	31,982	—
Restructuring charge	(181)	—	1,414	—

Total costs and operating expenses	83,664	42,902	183,540	128,712

Income (loss) from operations	(21,721)	10,339	(2,085)	28,600
Interest and other income, net	1,035	907	3,426	2,221

Income (loss) before income taxes	(20,686)	11,246	1,341	30,821
Income tax provision	4,361	4,428	13,838	11,885

Net income (loss)	$(25,047)	$6,818	$(12,497)	$18,936

Basic net income (loss) per share	$(0.76)	$0.20	$(0.37)	$0.54

Diluted net income (loss) per share	$(0.76)	$0.19	$(0.37)	$0.53

Shares used in computing basic net income (loss) per share	32,985	34,122	33,934	34,803

Shares used in computing diluted net income (loss) per share	32,985	35,465	33,934	35,648

(1) Supplemental information of stock-based compensation expense included in:
Cost of revenues	$582	$—	$1,389	$—
Sales, general and administrative	2,324	131	5,681	209
Research and development	784	—	1,859	—

Total stock-based compensation	$3,690	$131	$8,929	$209

Digital Insight Corporation

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP	Adjustments (a)		Non-GAAP
Revenues	$61,943	$—		$61,943	$53,241	$—		$53,241
Cost of revenues	26,858	(582	)(b)	26,276	22,145			22,145

Gross profit	35,085	582		35,667	31,096	—		31,096
Gross margin	56.6%			57.6%	58.4%			58.4%
Operating expense
Sales, general and administrative	15,700	(2,324	)(b)	13,376	12,605	(131	)(b)	12,474
Research and development	8,408	(784	)(b)	7,624	6,127	—		6,127
Amortization of acquisition-related intangible assets	897	(897	)(c)	—	2,025	(2,025	)(c)	—
Goodwill impairment	31,982	(31,982	)(d)	—	—	—		—
Restructuring charge	(181)	181	(e)	—	—	—		—

Total operating expenses	56,806	(35,806)		21,000	20,757	(2,156)		18,601

Income (loss) from operations	(21,721)	36,388		14,667	10,339	2,156		12,495
Operating margin	(35.1)%			23.7%	19.4%			23.5%
Interest (loss) and other income, net	1,035	—		1,035	907	—		907

Income (loss) before income taxes	(20,686)	36,388		15,702	11,246	2,156		13,402
Income tax provision	4,361	2,067	(f)	6,428	4,428	852	(f)	5,280

Net income (loss)	$(25,047)	$34,321		$9,274	$6,818	$1,304		$8,122

Net income (loss) per share:
Basic	$(0.76)			$0.28	$0.20			$0.24

Diluted	$(0.76)			$0.28	$0.19			$0.23

Weighted average shares:
Basic	32,985	—		32,985	34,122	—		34,122

Diluted	32,985	718	(g)	33,703	35,465	—		35,465

Notes:

(a)	See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)	Stock-based compensation expense recorded under SFAS 123(R) in 2006 and APB 25 in 2005 (prior to the Company’s adoption of SFAS 123(R) on January 1, 2006).

(c)	Amortization of intangible assets from the Company’s acquisitions.

(d)	Impairment charge to reduce the value of goodwill from prior acquisitions.

(e)	Restructuring costs related to the outsourcing of the Company’s call center associated with the Lending business to a third party vendor.

(f)	Includes tax effects of non-GAAP adjustments (b), (c), (d) and (e). Also includes an adjustment to exclude the tax rate impact associated with the application of SFAS 123(R) in 2006.

(g)	Weighted average shares used to determine non-GAAP net income per share were computed exclusive of the methodology used to determine dilutive shares under SFAS 123(R).

Digital Insight Corporation

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (Continued)

(Unaudited, in thousands, except per share data)

	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2005
	GAAP	Adjustments (a)		Non-GAAP	GAAP	Adjustments (a)		Non-GAAP
Revenues	$181,455	$—		$181,455	$157,312	$—		$157,312
Cost of revenues	79,377	(1,389	)(b)	77,988	66,681	—		66,681

Gross profit	102,078	1,389		103,467	90,631	—		90,631
Gross margin	56.3%			57.0%	57.6%			57.6%
Operating expense
Sales, general and administrative	44,963	(5,681	)(b)	39,282	38,787	(209	)(b)	38,578
Research and development	22,873	(1,859	)(b)	21,014	17,169			17,169
Amortization of acquisition-related intangible assets	2,931	(2,931	)(c)	—	6,075	(6,075	)(c)	—
Goodwill impairment	31,982	(31,982	)(d)	—	—	—		—
Restructuring charge	1,414	(1,414	)(e)	—	—	—		—

Total operating expenses	104,163	(43,867)		60,296	62,031	(6,284)		55,747

Income (loss) from operations	(2,085)	45,256		43,171	28,600	6,284		34,884
Operating margin	(1.1)%			23.8%	18.2%			22.2%
Interest and other income, net	3,426	—		3,426	2,221	—		2,221

Income (loss) before income taxes	1,341	45,256		46,597	30,821	6,284		37,105
Income tax provision	13,838	5,351	(f)	19,189	11,885	2,482	(f)	14,367

Net income (loss)	$(12,497)	$39,905		$27,408	$18,936	$3,802		$22,738

Net income (loss) per share:
Basic	$(0.37)			$0.81	$0.54			$0.65

Diluted	$(0.37)			$0.78	$0.53			$0.64

Weighted average shares:
Basic	33,934	—		33,934	34,803	—		34,803

Diluted	33,934	1,052	(g)	34,986	35,648	—		35,648

Notes:

(a)	See explanation above regarding the Company’s practice on reporting non-GAAP financial measures.

(b)	Stock-based compensation expense recorded under SFAS 123(R) in 2006 and APB 25 in 2005 (prior to the Company’s adoption of SFAS 123(R) on January 1, 2006).

(c)	Amortization of intangible assets from the Company’s acquisitions.

(d)	Impairment charge to reduce the value of goodwill from prior acquisitions.

(e)	Restructuring costs related to the outsourcing of the Company’s call center associated with the Lending business to a third party vendor.

(f)	Includes tax effects of non-GAAP adjustments (b), (c), (d) and (e). Also includes an adjustment to exclude the tax rate impact associated with the application of SFAS 123(R) in 2006.

(g)	Weighted average shares used to determine non-GAAP net income per share were computed exclusive of the methodology used to determine dilutive shares under SFAS 123(R).

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands)

	(Unaudited)
	September 30, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$40,556	$50,734
Short-term investments	50,469	65,421
Accounts receivable, net	35,162	32,583
Accumulated implementation costs	2,330	2,125
Deferred tax asset, net	8,935	18,987
Prepaid and other current assets	4,892	3,932

Total current assets	142,344	173,782
Property and equipment, net	32,011	29,609
Goodwill and intangible assets, net	108,865	145,770
Deferred tax asset, net	24,319	17,440
Accumulated implementation costs	5,468	3,883
Long-term investments	2,890	8,802
Other assets	5,893	6,116

Total assets	$321,790	$385,402

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,731	$8,144
Accrued compensation and related benefits	7,403	6,504
Customer deposits and deferred revenues	16,817	16,250
Accrued expenses and other liabilities	11,737	8,931
Current portion of capital lease obligations	309	262
Tax contingency reserve	5,449	5,158

Total current liabilities	52,446	45,249
Customer deposits and deferred revenues	10,760	7,843
Capital lease obligations	1,025	1,241

Total liabilities	64,231	54,333

Common stock	39	37
Additional paid-in capital	516,615	472,729
Treasury stock, at cost	(159,458)	(50,091)
Deferred stock-based compensation	—	(4,466)
Accumulated deficit	(99,637)	(87,140)

Total stockholders’ equity	257,559	331,069

Total liabilities and stockholders’ equity	$321,790	$385,402

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Nine Months Ended September 30,
	2006	2005
Cash flows from operating activities:
Net income (loss)	$(12,497)	$18,936
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Income tax benefit on stock options exercised	10,479	1,917
Excess tax benefits from stock-based compensation	(5,993)	—
Deferred income tax provision	2,396	9,665
Depreciation and amortization of property and equipment	9,943	8,854
Amortization of acquisition-related intangible assets	2,931	6,075
Goodwill impairment	31,982	—
Stock-based compensation	8,929	209
Loss on disposition of property and equipment	24	47
Restructuring charge, net of cash paid	938	—
Changes in operating assets and liabilities, net of restructuring charge	4,104	(1,513)

Net cash provided by operating activities	53,236	44,190

Cash flows from investing activities:
Net proceeds (purchases) of investments	20,864	(28,158)
Acquisition of property and equipment	(12,862)	(14,111)

Net cash provided by (used in) investing activities	8,002	(42,269)

Cash flows from financing activities:
Principal payments on capital leases	(169)	—
Acquisition of treasury stock	(106,259)	(46,184)
Proceeds from issuance of common stock	29,019	10,817
Excess tax benefits from stock-based compensation	5,993	—

Net cash used in financing activities	(71,416)	(35,367)

Net decrease in cash and cash equivalents	(10,178)	(33,446)
Cash and cash equivalents, beginning of period	50,734	64,682

Cash and cash equivalents, end of period	$40,556	$31,236

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

OPERATING RESULTS BY REPORTABLE SEGMENT

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Internet Banking Segment:
Revenues	$51,029	$43,562	$149,703	$128,041
Cost of revenue	20,795	17,161	62,063	51,846
Gross profit	30,234	26,401	87,640	76,195
Operating expenses	10,138	8,639	29,078	25,342
Income from operations	20,096	17,762	58,562	50,853
Business Banking Segment:
Revenues	$8,448	$6,784	$23,845	$19,875
Cost of revenue	3,515	2,776	9,703	8,276
Gross profit	4,933	4,008	14,142	11,599
Operating expenses	3,474	3,237	10,706	9,604
Income from operations	1,459	771	3,436	1,995
Lending Segment:
Revenues	$2,466	$2,895	$7,907	$9,396
Cost of revenue	1,966	2,208	6,222	6,559
Gross profit	500	687	1,685	2,837
Operating expenses (1)	777	1,219	4,127	3,432
Income (Loss) from operations	(277)	(532)	(2,442)	(595)
Corporate (2):
Operating loss (unallocated expenses)	$(42,999)	$(7,662)	$(61,641)	$(23,653)

(1)	Includes restructuring charge.

(2)	Includes goodwill impairment, amortization of acquisition-related intangible assets and stock-based compensation expense.

Digital Insight Corporation

DIGITAL INSIGHT CORPORATION

KEY OPERATING DATA

	September 30, 2006	June 30, 2006	September 30, 2005
TOTAL CONTRACTED CLIENTS	1,764	1,763	1,728
CONSUMER METRICS
Live Internet Banking Clients
Internet Banking Sites	1,426	1,415	1,392
Internet Banking Active End Users	7,027,000	6,799,000	5,960,000
Potential End Users at Live Sites	37,600,000	36,800,000	36,700,000
Penetration at Live Sites	18.7%	18.5%	16.2%
All Internet Banking Clients
Contracts	1,524	1,513	1,491
Potential End Users	38,600,000	38,500,000	37,900,000
Online Bill Pay Metrics
Bill Pay Users	1,746,000	1,636,000	1,328,000
Bill Pay Penetration (of Internet Users)	24.8%	24.1%	22.3%
BUSINESS METRICS
Business Banking Contracts	684	658	632
Business Banking Hosted End Users	116,200	108,800	101,100
LENDING METRICS
Lending Contracts	218	216	217
Applications Processed (a)	140,000	144,000	141,000

(a)	Quarterly totals for respective three-month periods. All other information is at the period then-ended.